                                                                   Exhibit 8(m)


                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


Fund                                                                      Effective Date
----                                                                      --------------

Schwab International Index Fund                                           July 21, 1993

Schwab Small-Cap Index Fund                                               October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as                    September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as                  September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known                 September 25, 1995
as Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                                     February 28, 1996

Schwab S&P 500 Fund -e.Shares                                             February 28, 1996

Schwab Analytics Fund                                                     May 21, 1996

Schwab MarketManager International Portfolio (formerly                    September 2, 1996
known as Schwab OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as                  October 13, 1996
Schwab OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known                   October 13, 1996
as Schwab OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known                  August 3, 1997
as Schwab OneSource Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio (formerly known as                April 16, 1998
Schwab Asset Director-Aggressive Growth Fund)

                                            SCHWAB CAPITAL TRUST

                                            By:     /s/ William J. Klipp
                                                    --------------------
                                            Name:   William J. Klipp
                                            Title:  Executive Vice President
                                                    and Chief Operating Officer


                                            CHARLES SCHWAB & CO., INC.

                                            By:     /s/ Colleen M. Hummer
                                                    ---------------------
                                            Name:   Colleen M. Hummer
                                            Title:  Senior Vice President

                               AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                        Fee
----                                        ---

Schwab International Index Fund             Twenty one-hundredths of one percent
                                            (.20%) of the Fund's average daily
                                            net assets

Schwab Small-Cap Index Fund                 Twenty one-hundredths of one percent
                                            (.20%) of the Fund's average daily
                                            net assets

Schwab MarketTrack Growth Portfolio         Twenty one-hundredths of one percent
(formerly known as Schwab Asset Director-   (.20%) of the Fund's average daily
High Growth Fund)                           net assets

Schwab MarketTrack Balanced Portfolio       Twenty one-hundredths of one percent
(formerly known as Schwab Asset Director-   (.20%) of the Fund's average daily
Balanced Growth Fund)                       net assets

Schwab MarketTrack Conservative Portfolio   Twenty one-hundredths of one percent
(formerly known as Schwab Asset Director-   (.20%) of the Fund's average daily
Conservative Growth Fund)                   net assets

Schwab S&P 500 Fund -Investor Shares        Twenty one-hundredths of one percent
                                            (.20%) of the class' average daily
                                            net assets

Schwab S&P 500 Fund - e.Shares              Five one-hundredths of one percent
                                            (0.05%) of the class' average daily
                                            net assets

Schwab Analytics Fund                       Twenty one-hundredths of one percent
                                            (.20%) of the Fund's average daily
                                            net assets

Schwab MarketManager International          Twenty one-hundredths of one percent
Portfolio (formerly known as Schwab         (.20%) of the Fund's

Fund                                        Fee
----                                        ---

OneSource Portfolios-International)         average daily net assets.

Schwab MarketManager Growth Portfolio       Twenty one-hundredths of one percent
(formerly known as Schwab OneSource         (.20%) of the Fund's average daily
Portfolios-Growth Allocation)               net assets

Schwab MarketManager Balanced Portfolio     Twenty one-hundredths of one percent
(formerly known as Schwab OneSource         (.20%) of the Fund's average daily
Portfolios-Balanced Allocation)             net assets

Schwab MarketManager Small Cap              Twenty one-hundredths of one percent
Portfolio (formerly known as Schwab         (.20%) of the Fund's average daily
OneSource Portfolios-Small Company)         net assets

Schwab Market Track All Equity Portfolio    Twenty one-hundredths of one percent
(formerly known as Schwab Asset Director-   (.20%) of the Fund's average daily
Aggressive Growth Fund)                     net assets

                                            SCHWAB CAPITAL TRUST

                                            By:    /s/ William J. Klipp
                                                   --------------------
                                            Name:  William J. Klipp
                                            Title: Executive Vice President
                                                   and Chief Operating Officer


                                            CHARLES SCHWAB & CO., INC.

                                            By:    /s/ Colleen M. Hummer
                                                   ---------------------
                                            Name:  Colleen M. Hummer
                                            Title: Senior Vice President

                           FORM OF AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                             Effective Date
----                                                             --------------
Schwab International Index Fund                                  July 21, 1993

Schwab Small-Cap Index Fund                                      October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as           September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as         September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known        September 25, 1995
as Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                            February 28, 1996

Schwab S&P 500 Fund -e.Shares                                    February 28, 1996

Schwab Analytics Fund                                            May 21, 1996

Schwab MarketManager International Portfolio (formerly           September 2, 1996
known as Schwab OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as         October 13, 1996
Schwab OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known          October 13, 1996
as Schwab OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known         August 3, 1997
as Schwab OneSource Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio (formerly known as       April 16, 1998
Schwab Asset Director-Aggressive Growth Fund)

Institutional Select Large-Cap Index Fund

Institutional Select Large-Cap Value Index Fund

Institutional Select Small-Cap Index Fund



                                     SCHWAB CAPITAL TRUST

                                     By:
                                                  ---------------------------
                                     Name:        William J. Klipp
                                     Title:       Executive Vice President
                                                  and Chief Operating Officer

                                     CHARLES SCHWAB & CO., INC.

                                     By:
                                                  ---------------------------
                                     Name:        Colleen M. Hummer
                                     Title:       Senior Vice President

                           FORM OF AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


    THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND
              ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                                  Fee
----                                                  ---
Schwab International Index Fund                       Twenty one-hundredths of one percent (.20%) of the Fund's
                                                      average daily net assets

Schwab Small-Cap Index Fund                           Twenty one-hundredths of one percent (.20%) of the Fund's
                                                      average daily net assets

Schwab MarketTrack Growth Portfolio                   Twenty one-hundredths of one percent (.20%) of the Fund's
(formerly known as Schwab Asset Director-             average daily net assets
High Growth Fund)

Schwab MarketTrack Balanced Portfolio                 Twenty one-hundredths of one percent (.20%) of the Fund's
(formerly known as Schwab Asset Director-             average daily net assets
Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio             Twenty one-hundredths of one percent (.20%) of the Fund's
(formerly known as Schwab Asset Director-             average daily net assets
Conservative Growth Fund)

Schwab S&P 500 Fund -Investor Shares                  Twenty one-hundredths of one percent (.20%) of the class'
                                                      average daily net assets

Schwab S&P 500 Fund - e.Shares                        Five one-hundredths of one percent (0.05%) of the class'
                                                      average daily net assets

Schwab Analytics Fund                                 Twenty one-hundredths of one percent (.20%) of the Fund's
                                                      average daily net assets.

Schwab MarketManager International                    Twenty one-hundredths of one percent (.20%) of the Fund's
Portfolio (formerly known as Schwab                   average daily net assets.
OneSource Portfolios-International)

Fund                                                  Fee
----                                                  ---
Schwab MarketManager Growth Portfolio                 Twenty one-hundredths of one percent (.20%) of the Fund's
(formerly known as Schwab OneSource                   average daily net assets.
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio               Twenty one-hundredths of one percent (.20%) of the Fund's
(formerly known as Schwab OneSource                   average daily net assets.
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap                        Twenty one-hundredths of one percent (.20%) of the Fund's
Portfolio (formerly known as Schwab                   average daily net assets.
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio              Twenty one-hundredths of one percent (.20%) of the Fund's
(formerly known as Schwab Asset Director-             average daily net assets
Aggressive Growth Fund)

Institutional Select Large-Cap Index Fund

Institutional Select Large-Cap Value Index
Fund

Institutional Select Small-Cap Index Fund


                                     SCHWAB CAPITAL TRUST

                                     By:
                                                  ---------------------------
                                     Name:        William J. Klipp
                                     Title:       Executive Vice President
                                                  and Chief Operating Officer

                                     CHARLES SCHWAB & CO., INC.

                                     By:
                                                  ---------------------------
                                     Name:        Colleen M. Hummer
                                     Title:       Senior Vice President